EXHIBIT 99


           Premier 1996-1 Structural and Collateral Materials

        The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

                           Premier Auto Trust 1996-1
              Chrysler Financial Corporation, Seller and Servicer

                              Subject to Revision

                        Term Sheet dated March 18, 1996

Issuer............................  Premier Auto Trust 1996-1 (the "Trust" or
                                    the "Issuer").

The Notes.........................  (i) Class A-1 ______% Asset Backed Notes
                                    (the "Class A-1 Notes") in the aggregate initial principal amount of $250,000,000. The Class A-1 Notes are not being offered;

                                    (ii) Class A-2 Floating Rate Asset Backed
                                    Notes (the "Class A-2 Notes") in the
                                    aggregate initial principal amount of
                                    $645,000,000;

                                    (iii) Class A-3 _____% Asset Backed Notes
                                    (the "Class A-3 Notes") in the aggregate initial principal amount of $400,000,000; and

                                    (iv) Class A-4 _____% Asset Backed Notes
                                    (the "Class A-4 Notes") in the aggregate initial principal amount of $148,750,000.

The Certificates..................  ____% Asset Backed Certificates (the
                                    "Certificates" and, together with the
                                    Notes, the "Securities") with an aggregate initial Certificate Balance of $56,243,689.73.

The Receivables...................  Described below.

Terms of the Notes................  The principal terms of the Notes will be as described below:

  A.  Distribution Dates..........  Payments of interest and principal on the
                                    Notes will be made on the sixth day of
                                    each month or, if any such day is not a
                                    Business Day, on the next succeeding
                                    Business Day (each, a Distribution Date"), commencing May 6, 1996.

  B.  Interest Rates..............  The Class A-1, Class A-3 and Class A-4
                                    Notes will have fixed interest rates. The
                                    Class A-2 Rate will be LIBOR (as defined in the Prospectus Supplement) plus ___%, subject to a maximum rate of 12%.

  C.  Interest....................  Interest on the Notes other than the Class
                                    A-2 Notes will accrue at the applicable
                                    Interest Rate from the Closing Date (in
                                    the case of the first Distribution Date) or from the sixth day of the month preceding the month of a Distribution Date to and including the fifth day of the month of such Distribution Date. Interest on the outstanding principal amount of the Class A-2 Notes will accrue at the Class A-2 Rate from the Closing Date (in the case of the first Distribution Date) or from the most recent Distribution Date on which interest has been paid to but excluding the following Distribution Date (each, a "Floating Rate Interest Accrual Period"). Interest on each class of Notes other than the Class A-2 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class A-2 Notes will be calculated on the basis of the actual number of days in each Floating Rate Interest Accrual Period divided by 360.

  D.  Principal...................  Principal of the Notes will be payable on each Distribution Date in an amount equal to the Noteholders' Principal
                                    Distributable Amount for the calendar
                                    month (the "Collection Period") preceding such Distribution Date to the extent of funds available therefor. The
                                    "Noteholders' Principal Distributable
                                    Amount" will equal (i) the Regular
                                    Principal Distribution Amount plus (ii)
                                    the Accelerated Principal Distribution
                                    Amount. The "Regular Principal
                                    Distribution Amount" with respect to any Distribution Date will generally equal the amount of principal paid or, in certain circumstances, scheduled to be paid with respect to the Receivables plus, in certain circumstances, the principal balance of defaulted Receivables. The "Accelerated Principal Distribution
                                    Amount" with respect to a Distribution
                                    Date will equal the portion, if any, of
                                    the Total Distribution Amount for the
                                    related Collection Period that remains
                                    after payment of (a) the Servicing Fee
                                    (together with any portion of the
                                    Servicing Fee that remains unpaid from
                                    prior Distribution Dates), (b) the
                                    interest due on the Notes, (c) the Regular
                                    Principal Distribution Amount, (d) the
                                    interest due on the Certificates, and (e) the amount, if any, required to be deposited in the Reserve Account on such Distribution Date.

                                    No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full; (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full; or (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full.

                                    The outstanding principal amount of the
                                    Class A-1 Notes, to the extent not
                                    previously paid, will be payable on the
                                    February 1997 Distribution Date (the
                                    "Class A-1 Final Scheduled Distribution
                                    Date"); the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the September 1998 Distribution Date (the "Class A-2 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-3 Notes, to the extent not previously paid, will be payable on the October 1999 Distribution Date (the "Class A-3 Final Scheduled Distribution Date"); and the outstanding principal amount of the Class A-4 Notes, to the extent not previously paid, will be payable on the April 2000 Distribution Date (the "Class A-4 Final Scheduled Distribution Date").

  E.  Optional Redemption.........  The Class A-4 Notes will be redeemable in whole, but not in part, after the Pool
                                    Balance declines to 10% or less of the
                                    Initial Pool Balance.

Terms of the Certificates.........  The principal terms of the Certificates will be as described below:

  A.  Distribution Dates..........  Distributions with respect to the
                                    Certificates will be made on each
                                    Distribution Date, commencing May 6, 1996.

  B.  Pass Through Rate...........  _____% per annum (the "Pass Through
                                    Rate").

  C.  Interest....................  On each Distribution Date, accrued interest at the Pass Through Rate on the outstanding Certificate Balance will be paid generally to the extent of funds available following payment of the Servicing Fee and distributions in respect of the Notes from the Total Distribution Amount and the Reserve Account. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest in respect of a Distribution Date will accrue from the Closing Date (in the case of the first Distribution Date) or from the sixth day of the month preceding the month of the Distribution Date to and including the fifth day of the month of such Distribution Date.

  D.  Principal...................  No distributions of principal on the
                                    Certificates will be made until all of the Notes have been paid in full. On each Distribution Date commencing on the Distribution Date on which the Class A-4 Notes are paid in full, principal of the Certificates will be payable in an amount generally equal to the Certificateholders' Principal Distributable Amount for the Collection Period preceding such Distribution Date, to the extent of funds available therefor following payment of the Servicing Fee, payments of interest and principal, if any, due in respect of the Notes and the distribution of interest in respect of the Certificates. The Certificateholders' Principal
                                    Distributable Amount will be the Regular
                                    Principal Distribution Amount (less, on
                                    the Distribution Date on which the Notes are paid in full, the portion thereof payable on the Notes).

                                    The outstanding principal amount, if any, of the Certificates will be payable in full on the July 2000 Distribution Date (the "Final Scheduled Distribution Date").

  E.  Optional Prepayment.........  The Certificates may be prepaid after the
                                    Pool Balance declines to 10% or less of
                                    the Initial Pool Balance.

Reserve Account...................  The "Reserve Account" will be created with an initial deposit by CFC on the Closing
                                    Date of cash or Eligible Investments
                                    having a value at least equal to
                                    $86,249,637.

                                    Certain amounts in the Reserve Account on any Distribution Date (after giving effect to all distributions made on such Distribution Date) in excess of the Specified Reserve Account Balance for such Distribution Date will generally be released to any affiliate of CFC. Subject to reduction as described below, the "Specified Reserve Account Balance" with respect to any Distribution Date generally will be equal to the sum of (i) 1.90% of the Initial Pool Balance and (ii) 3.85% of the Pool Balance on the first day of the related Collection Period. However, with respect to the portion of the Specified Reserve Account Balance set forth in clause (i) above, so long as on any Distribution Date (except the first Distribution Date) the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution
                                    Date) and (y) the aggregate amount of
                                    Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection Period is less than or equal to 96.2% of the Pool Balance on the first day of the related Collection Period, then such portion of the Specified Reserve Account Balance set forth in clause (i) above will be reduced to 1.45% of the Initial Pool Balance. In addition, so long as on any Distribution Date (except the first Distribution Date) the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution Date) and (y) the aggregate amount of Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection
                                    Period is less than or equal to 94.50%
                                    of the Pool Balance on the first day
                                    of the related Collection Period,
                                    then such portion of the Specified
                                    Reserve Account Balance set forth in
                                    clause (i) above will be reduced to 1.0% of the Initial Pool Balance. With respect to the portion of the Specified Reserve Account Balance set forth in clause (ii) above, so long as on any Distribution Date (except the first Distribution Date) the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution Date) and (y) the aggregate amount of Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection Period is less than or equal to 98.35% of the Pool Balance on the first day of the related Collection Period, then the portion of the Specified Reserve Account Balance set forth in clause (ii) above will be reduced to an amount equal to the product of (I) the Pool Balance on the first day of the related Collection Period and (II) the percentage (which shall not be greater than 3.85% or less than zero) equal to (X) the percentage derived from the fraction, the numerator of which is the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution Date) and (y) the aggregate amount of Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection Period, and the denominator of which is such Pool Balance less (Y) 94.50%. The Specified Reserve Account Balance is further subject to adjustment in certain circumstances described in the Prospectus Supplement. Funds will be withdrawn from the Reserve Account up to the Available Amount, first, to cover any shortfalls in the amounts due to the Noteholders and, second, to cover shortfalls in the amounts due to the Certificateholders. On each Distribution Date, the Reserve Account will be reinstated up to the Specified Reserve Account Balance to the extent of the portion, if any, of the Total Distribution Amount remaining after payment of the Servicing Fee and the amounts due to the Noteholders and Certificateholders.

                                    The "Pool Balance" at any time will
                                    represent the aggregate principal balance of the Receivables at the end of the preceding Collection Period, after giving effect to all payments (other than Payaheads) received from Obligors, Advances and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, all for such Collection Period, and all losses realized on Receivables liquidated during such Collection Period.

Priority of Payments..............  Collections in respect of the Receivables for each Collection Period will be applied in the following order of priority: (i) the Servicing Fee, together with any previously unpaid Servicing Fees, (ii) amounts payable to the Noteholders; (iii) amounts distributable to the
                                    Certificateholders and (iv) the remaining balance, if any, to the Reserve Account.

Rating of the Notes...............  In the highest investment rating category by at least two nationally recognized
                                    rating agencies.

Rating of the Certificates........  At least in the "A" category or its equivalent by a least two nationally
                                    recognized rating agencies.

The Receivables Pool

        As of the Cutoff Date, each Receivable (i) had an outstanding gross balance of at least $1,000 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Securityholders were used in selecting the Receivables.

        Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cutoff Date.

                           Premier Auto Trust 1996-1
                      Composition of the Receivables Pool

                                                       Weighted
                                                        Average       Weighted        Average
Weighted Average   Aggregate Principal  Number of      Remaining       Average       Principal
APR of Receivables       Balance        Receivables       Term       Original Term     Balance
------------------ ------------------- -----------     ---------    -------------    ---------
     11.28%        $1,499,993,689.73     135,039      45.42 months   52.17 months    $11,107.86


                           Premier Auto Trust 1996-1
                  Distribution by APR of the Receivables Pool

                                         Number of        Aggregate        Percent of Aggregate
             APR Range                  Receivables    Principal Balance   Principal Balance(1)
------------------------------------   -------------   ----------------    -------------------
0.00% - 5.00%.......................         4,234    $   48,414,119.45             3.2%

5.01% - 6.00%.......................           975        12,064,355.63             0.8

6.01% - 7.00%.......................         2,238        30,111,973.11             2.0

7.01% - 8.00%.......................         5,096        60,923,712.18             4.1

8.01% - 9.00%.......................        15,967       209,670,906.82            14.0

9.01% - 10.00%......................        21,025       260,151,337.33            17.3

10.01% - 11.00%.....................        19,195       215,030,379.49            14.3

11.01% - 12.00%.....................        15,146       158,884,903.87            10.6

12.01% - 13.00%.....................        13,131       132,199,153.11             8.8

13.01% - 14.00%.....................        10,260       100,050,335.95             6.7

14.01% - 15.00%.....................         8,401        80,905,108.81             5.4

15.01% - 16.00%.....................         4,300        43,727,591.08             2.9

16.01% - 17.00%.....................         4,402        48,310,317.29             3.2

17.01% - 18.00%.....................         5,095        57,299,956.24             3.8

Greater than 18.00%.................         5,574        42,249,539.37             2.8
                                           -------    -----------------           -----
                                           135,039    $1,499,993,689.73           100.0%
                                           =======    =================           =====

------------------
(1) Percentages may not add to 100.0% because of rounding.

                           Premier Auto Trust 1996-1
                Geographic Distribution of the Receivables Pool

                           Percent of                              Percent of
                           Aggregate                               Aggregate
                           Principal                               Principal
           State(1)        Balance(2)                State(1)      Balance(2)
           --------        ----------                --------      ----------
Alabama...................    0.0%     Montana.....................   0.1%
Alaska....................    0.2      Nebraska....................   0.3
Arizona...................    1.5      Nevada......................   0.5
Arkansas..................    3.5      New Hampshire...............   2.2
California................    8.3      New Jersey..................   5.5
Colorado..................    1.1      New Mexico..................   0.7
Connecticut...............    1.4      New York....................   8.1
Delaware..................    0.2      North Carolina..............   2.9
District of Columbia......    0.0      North Dakota................   0.1
Florida...................    5.0      Ohio........................   0.6
Georgia...................    2.8      Oklahoma....................   1.3
Hawaii....................    0.3      Oregon......................   0.5
Idaho.....................    0.2      Pennsylvania................   6.1
Illinois..................    3.9      Rhode Island................   0.2
Indiana...................    1.5      South Carolina..............   1.8
Iowa......................    1.0      South Dakota................   0.1
Kansas....................    0.8      Tennessee...................   2.9
Kentucky..................    0.6      Texas.......................   8.9
Louisiana.................    3.1      Utah........................   0.3
Maine.....................    0.4      Vermont.....................   0.4
Maryland..................    5.4      Virginia....................   3.9
Massachusetts.............    2.8      Washington..................   0.5
Michigan..................    4.0      West Virginia...............   0.5
Minnesota.................    0.8      Wisconsin...................   1.2
Mississippi...............    0.6      Wyoming.....................   0.1
Missouri..................    0.9                                   -----
                                                                    100.0%
                                                                    =====

-------------------------------
(1) Based on physical addresses of the dealers originating the receivables.
(2) Percentages may not add to 100.0% because of rounding.


        Approximately 28.29% of the aggregate principal balance of the Receivables, constituting 32.99% of the number of the Receivables, represent previously titled vehicles. Approximately 69.83% of the aggregate principal balance of the Receivables represent financing of vehicles manufactured or distributed by Chrysler.

Delinquencies, Repossessions and Net Losses

        Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. Chrysler Credit Corporation, which was merged into the Seller on December 31, 1995, began originating Fixed Value Receivables in July 1991. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.


                           Delinquency Experience(1)

                                                       At December 31,
                                 -------------------------------------------------------------
                                             1995                             1994
                                 ----------------------------     ----------------------------
                                   Number of                        Number of
                                   Contracts       Amount           Contracts        Amount
                                 -------------  -------------     -------------   ------------
                                                    (Dollars in Millions)
Portfolio......................    1,653,533        $20,913         1,444,736        $16,977

Period of Delinquency
  31-60 Days...................       55,507        $   720            25,888        $   293
  61 Days or More..............        6,792            100             2,085             27
                                   ---------        -------         ---------        -------

Total Delinquencies............       62,299        $   820            27,973        $   320

Total Delinquencies as
  a Percent of the Portfolio...         3.77%          3.92%             1.94%          1.88%

                                                 At December 31,
                       -------------------------------------------------------------------
                               1993                   1992                    1991
                       ---------------------  ---------------------   --------------------
                         Number                                        Number
                           of                  Number of                 of
                        Contracts    Amount    Contracts    Amount    Contracts   Amount
                       ----------  ---------  -----------  --------   ---------  ---------
                                              (Dollars in Millions)

Portfolio............  1,352,218    $14,116    1,344,799   $12,082    1,437,451   $11,994

Period of Delinquency
  31-60 Days.........     16,350    $   153       15,964   $   134       21,025   $   180
  61 Days or More....      1,383         15        1,376        13        2,048        20
                       ---------    -------    ---------   -------    ---------   -------

Total Delinquencies..     17,733    $   168       17,340   $   147       23,073   $   200

Total Delinquencies
  as a Percent of the
  Portfolio..........       1.31%      1.19%        1.29%     1.22%        1.61%     1.67%

--------------------------
(1) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.

                    Credit Loss/Repossession Experience(1)

                                                     Year Ended December 31,
                                  -----------------------------------------------------------
                                     1995         1994       1993        1992         1991
                                  -----------  ----------  ---------   ---------   ----------
                                                       (Dollars in Millions)
Average Amount Outstanding
  During the Period..............     $19,486     $15,517    $12,882     $11,818      $12,709

Average Number of Contracts
  Outstanding During the Period..   1,572,963   1,396,497  1,341,084   1,382,898    1,517,178

Percent of Contracts Acquired
  During the Period with Recourse
  to the Dealer..................        14.8%       17.0%      16.2%       15.8%        21.7%

Repossessions as a Percent of
  Average Number of Contracts
  Outstanding....................        3.05%       2.36%      2.15%       2.31%        2.63%

Net Losses as a Percent of
  Liquidations(2)(3).............        2.25%       1.38%      1.34%       1.71%        2.28%

Net Losses as a Percent of
  Average Amount Outstanding(2)..        1.16%       0.73%      0.75%       0.97%        1.21%

--------------------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(3) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

        During 1995, CFC experienced higher credit losses on automobile and light duty truck retail receivables, as did other consumer finance companies in the United States. The increased losses became more pronounced in early 1996. CFC attributes the higher loss experience to the combined effect of current economic conditions, a change in the credit mix of CFC's retail receivable originations during the first part of 1995 that resulted in an increase in the frequency of repossessions, and organizational realignments internal to CFC that affected retail collections. While higher credit losses on outstanding receivables are expected to continue in the near term, CFC has taken actions that it believes will improve the credit mix and servicing of its automotive retail receivables. However, no assurance as to future results can be given.

        The net loss figures above reflect the fact that the Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 4.73% of the Receivables represent contracts with recourse to Dealers.